Exhibit 10.9

AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made effective as of April 23, 2014 (the “Effective Date”), by and among PERNIX THERAPEUTICS HOLDINGS, INC., a Maryland corporation (“Holdings”), MACOVEN PHARMACEUTICALS, LLC, a Louisiana limited liability company (“Macoven”), PERNIX MANUFACTURING, LLC, a Texas limited liability company (“Pernix Manufacturing”), PERNIX THERAPEUTICS, LLC, a Louisiana limited liability company (“Pernix Therapeutics”), CYPRESS PHARMACEUTICALS, INC., a Mississippi corporation (“Cypress”), GTA GP, INC., a Maryland corporation (“GTA GP”), GTA LP, INC., a Maryland corporation (“GTA LP”), GAINE, INC., a Delaware corporation (“Gaine”), RESPICOPEA, INC., a Delaware corporation (“Respicopea”), HAWTHORN PHARMACEUTICALS, INC., a Mississippi corporation (“Hawthorn”) and PERNIX SLEEP, INC., a Delaware corporation (“Pernix Sleep”; and together with Holdings, Macoven, Pernix Manufacturing, Pernix Therapeutics, Cypress, GTA GP, GTA LP, Gaine, Respicopea and Hawthorn, each individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING IV, LLC, a Delaware limited liability company, individually as a Lender (in such capacity, “Lender”), and as Agent (in such capacity, together with its successors and assigns, “Agent”).

RECITALS

A.           Borrowers, Agent (as successor-by-assignment to MidCap Funding V, LLC) and Lender (as successor-by-assignment to MidCap Financial, LLC) entered into that certain Amended and Restated Credit Agreement dated as of May 8, 2013, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 21, 2014 (as may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”).  Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Credit Agreement.

B.           Borrowers have requested that Agent and Lender agree increase the maximum amount of aggregate Letter of Credit Liabilities to $750,000.  Agent and Lender are willing to so consent, all subject to the terms and conditions hereof.

C.           This Amendment shall constitute a Financing Document, and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1. Specific Amendments to Credit Agreement.

(a) Letters of Credit.  Section 2.5(a)(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(ii)           after giving effect to such issuance, increase or extension, (A) the aggregate Letter of Credit Liabilities do not exceed $750,000, and (B) the Revolving Loan Outstandings do not exceed the Revolving Loan Limit.”

2. Enforceability.  This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

3. Confirmation of Representations and Warranties.  Each Borrower hereby (x) confirms that all of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct with respect to such Borrower as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date), (y) covenants to perform its obligations under the Credit Agreement and other Financing Documents, and (z) specifically represents and warrants to Agent and the Lenders that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, other than Permitted Liens.

4. Conditions to Effectiveness.  The obligation of Agent and Lender to enter into this Amendment shall be subject to the receipt by Agent of a counterpart of this Amendment.

5. Reference to the Effect on the Financing Documents.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import and each reference in any other Financing Document to “the Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.  This Amendment shall be a Financing Document.

6. Costs, Fees and Expenses.

(a) In consideration of Agent’s agreement to enter into this Amendment, the Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

(b) In addition to the costs, fees and expenses described in Section 6(a) above and the fees payable pursuant to Section 2.5 of the Credit Agreement, in consideration of Agent’s and Lender’s agreement to increase the maximum amount of aggregate Letter of Credit Liabilities, Borrowers agree to pay to Agent, for its own benefit, a fee equal to $11,250 (the “Letter of Credit Accommodation Fee”).  The Letter of Credit Accommodation Fee shall be due and payable on the date on which the first Letter of Credit is issued and shall be paid with the proceeds of Revolving Loans.

7. Affirmation.  Except as specifically amended pursuant to the terms hereof and the Restated Security Agreement, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions.

8. No Waiver or Novation.  The execution, delivery and effectiveness of this  Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9. Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12.8 (Choice of Law; Venue) and 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

10. Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11. Counterparts.  This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof or thereof.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Amendment constitute an agreement executed under seal, each of the parties have caused this Amendment to be executed under seal the day and year first above mentioned.

BORROWERS:
PERNIX THERAPEUTICS HOLDINGS, INC., a Maryland corporation
By: /s/ Douglas Drysdale          (SEAL)
Douglas Drysdale
President and Chief Executive Officer
Address:

10 North Park Place
Suite 201
Morristown, New Jersey, 07960
Facsimile:  (800) 793-2145

MACOVEN PHARMACEUTICALS, LLC,
a Louisiana limited liability company
By:     Pernix Therapeutics, LLC, a Louisiana
limited liability company
Its:      Sole Member and Sole Manager

By:      Pernix Therapeutics Holdings, Inc., a
Maryland corporation
Its:      Sole Member and Sole Manager

By:       /s/ Douglas Drysdale          (SEAL)
Douglas Drysdale
President and Chief Executive Officer

PERNIX MANUFACTURING, LLC, a Texas limited liability company
By:     Pernix Therapeutics Holdings, Inc., a
Maryland corporation
Its:     Sole Member

By:       /s/ Douglas Drysdale          (SEAL)
Douglas Drysdale
President and Chief Executive Officer

BORROWERS:
PERNIX THERAPEUTICS, LLC, a Louisiana limited liability company
By:     Pernix Therapeutics Holdings, Inc., a
Maryland corporation
Its:      Sole Member and Sole Manager

By:      /s/ Douglas Drysdale          (SEAL)
Douglas Drysdale
President and Chief Executive Officer

CYPRESS PHARMACEUTICALS, INC., a Mississippi corporation By: /s/ Douglas Drysdale (SEAL) Douglas Drysdale President and Chief Executive Officer

BORROWERS:	GTA GP, INC., a Maryland corporation By: /s/ Douglas Drysdale (SEAL) Douglas Drysdale President and Chief Executive Officer
GTA LP, INC., a Maryland corporation By: /s/ Douglas Drysdal (SEAL) Douglas Drysdale President and Chief Executive Officer
GAINE, INC., a Delaware corporation By: Cooper C. Collins President and Chief Executive Officer
RESPICOPEA INC., a Delaware corporation By: /s/ Douglas Drysdale (SEAL) Douglas Drysdale President and Chief Executive Officer
HAWTHORN PHARMACEUTICALS, INC., a Mississippi corporation By: /s/ Douglas Drysdale (SEAL) Douglas Drysdale President and Chief Executive Officer
PERNIX SLEEP, INC., a Delaware corporation By: /s/ Douglas Drysdale (SEAL) Douglas Drysdale President and Chief Executive Officer

LENDER:	MIDCAP FUNDING IV, LLC, a Delaware limited liability company By: /s/ Maurice Amsellem (SEAL) Maurice Amsellem Managing Director

AGENT:	MIDCAP FUNDING IV, LLC, a Delaware limited liability company By: /s/ Maurice Amsellem (SEAL) Maurice Amsellem Managing Director